SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to §240.14a-12

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

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(Name of Person(s) filing Proxy Statement, if other than Registrant)

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                         February 25, 2003

Dear Shareholder:

Your fund and certain other funds within the Scudder Funds Complex are holding shareholder meetings at which shareholders will be asked to approve new advisory and sub-advisory agreements.

On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. (“NTI”), an indirect investment advisory subsidiary of Northern Trust Corporation. The sale was completed on January 31, 2003. As part of this sale, most of the members of the index team responsible for the management of your fund became employees of NTI. In connection with this sale, we are proposing that you approve NTI as a sub-advisor to your fund. Your fund will incur no additional cost as a result of NTI’s providing sub-advisory services.

In addition, we are asking you to approve a new investment advisory agreement between Deutsche Asset Management, Inc. (“DeAM, Inc.”), the current investment advisor to your fund, and Deutsche Asset Management VIT Funds (the “Trust”), the business trust of which your fund is a series. This investment advisory agreement will be identical to the Trust’s current investment advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will also contain a specific provision with respect to DeAM, Inc.’s delegation of duties under the new advisory agreement to an unaffiliated sub-advisor. Currently, the investment advisory agreement permits DeAM, Inc. to appoint an affiliate as a sub-advisor but does not contain a provision specifically allowing for delegation of advisory duties to a sub-adviser which is not an affiliate.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that gives a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

Please be assured that:

•	Approval of these proposals would have no effect on the number of shares you own or the value of those shares.
•	The investment objectives and policies of your fund would not change.
•	The advisory fees applicable to your fund would not change. The sub-advisory fees to be paid to NTI would be paid by DeAM, Inc.
•	The members of your fund’s Board carefully reviewed the proposals prior to recommending that you vote in favor of the proposals.

To vote, simply complete the enclosed proxy card(s)—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope.

Please note: If you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Your vote is very important to us. Thank you for your response and for your continued investment.

Respectfully,

William Glavin

President

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Q&A

Q:  What is the purpose of this proxy solicitation?

A:   The purpose of this proxy solicitation is to ask you to vote on the following proposals:

■	to approve a new investment advisory agreement between Deutsche Asset Management VIT Funds (the “Trust”), the business trust of which your fund is a series (each, a “Fund,” and together, the “Funds”) and Deutsche Asset Management, Inc. (“DeAM, Inc.”), the investment advisor for the Trust; and

■	to approve an investment sub-advisory agreement for your Fund between DeAM, Inc. and Northern Trust Investments, Inc. (“NTI”).

Shares of one or more of the Funds (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals. You, as an owner of a variable contract with benefits based on the performance of one or more of the Funds (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which a Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS

THAT YOU VOTE FOR THESE PROPOSALS.

Q:  Why am I being asked to vote for new investment advisory and sub-advisory agreements?

A:   On September 27, 2002, Deutsche Bank AG, the parent company of DeAM, Inc., entered into an agreement with NTI under which Deutsche Bank agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. The sale was completed on January 31, 2003.

Q&Acontinued

As part of this transaction, certain employees of DeAM, Inc., including most members of the index team responsible for management of your Fund, became employees of NTI pursuant to an agreement described in the proxy statement. Under this agreement, these individuals have been made available to DeAM, Inc. by NTI and will continue to manage your Fund pursuant to the current advisory agreement until approval of the sub-advisory agreement. If the shareholders approve the new sub-advisory agreement, these employees will no longer be made available to DeAM, Inc. but are expected to continue to provide services to your Fund under the sub-advisory agreement as employees of NTI. DeAM, Inc. and NTI have advised your Fund’s Board of Trustees that if the sub-advisory agreement is approved, these same individuals would continue to be responsible for the management of your Fund at NTI and would continue to use substantially the same investment process. We are recommending that shareholders approve NTI as the sub-advisor to your Fund.

We are also recommending that you approve a new investment advisory agreement for the Trust, on behalf of your Fund. The new advisory agreement will be identical to the current investment advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will contain a specific provision in regard to DeAM, Inc.’s delegation of some or all of its duties (under the supervision of DeAM, Inc.) to a non-affiliated sub-advisor. This change is intended to facilitate the appointment of NTI as a sub-advisor to your Fund.

In determining to recommend that the shareholders approve the new advisory and sub-advisory agreements, we—the Board of Trustees of the Trust—considered, among other factors, that approval of the proposed sub-advisory agreement would permit your Fund to continue to be managed by most of the same investment advisory personnel who currently provide services to the Funds. Among other factors, the Board also considered the nature, scope and quality of services that DeAM, Inc. provides under the current advisory agreement and would provide under the proposed advisory agreement and that NTI would likely provide to the Funds under the proposed sub-advisory agreement. The Board also considered that the advisory fee rates and other fees paid by the Funds would not change as a result of the implementation of the new advisory and sub-advisory agreements.

Q:  Will the investment advisor to my Fund remain the same?

A:  Yes. Under the proposed new advisory agreement, DeAM, Inc. will remain the advisor to your Fund. If the proposed advisory and sub-advisory agreements are approved, DeAM, Inc. will supervise the provision of sub-advisory services to your Fund.

Q&Acontinued

As described, the employees of the index team responsible for management of your Fund have become employees of NTI but have been made available to DeAM, Inc. until approval of the sub-advisory agreement and will continue to provide services to your Fund.

Q:  Will the investment advisory fees my Fund pays remain the same?

A:  Yes. The investment advisory fee rate charged under the proposed advisory agreement with DeAM, Inc. will remain the same as under the current advisory agreement. The fee proposed to be paid to NTI for its sub-advisory services to your Fund will be paid by DeAM, Inc., not by your Fund or the Trust.

Q:  What are the Board’s recommendations?

A:  The Board recommends that all shareholders vote “FOR” the approval of the new advisory agreement and the sub-advisory agreement.

Q:  Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A:  No, DeAM, Inc. will bear these costs.

Q:  How can I vote?

A:  You can vote in any one of two ways:

■	By mail, with the enclosed proxy card; or
■	In person at the special meeting.

Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q&Acontinued

Q:  I plan to vote by mail. How should I sign my proxy card?

A:  Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:  Whom should I call with questions?

A:  Please call Georgeson Shareholder Communications, Inc. at 1-866-617-8897 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

Q:  Why am I receiving proxy information on Funds that I do not own?

A:  Since shareholders of certain of the Trust’s series are being asked to approve the same proposals, most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for the Trust’s series.

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

Equity 500 Index Fund

EAFE® Equity Index Fund

Small Cap Index Fund

One South Street

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 31, 2003

A special meeting of shareholders of Equity 500 Index Fund, EAFE® Equity Index Fund and Small Cap Index Fund (each, a “Fund” and collectively, the “Funds”), series of Deutsche Asset Management VIT Funds (the “Trust”) will be held at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland, 21202 on  March 31, 2003, at 10:00 a.m. (Eastern time) (the “Special Meeting”). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts.

The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding proposals (the “Proposals”) in the accompanying proxy statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I:	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Deutsche Asset Management, Inc. (“DeAM, Inc.”)

Proposal II:	To approve an investment sub-advisory agreement for each Fund between DeAM, Inc. and Northern Trust Investments, Inc.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

Shares of one or more of the Funds (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the Proposals. You, as an owner of a variable contract with benefits based on the performance of one or more of the Funds (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which the Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

The close of business on January 22, 2003 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. Contract Owners of record on January 22, 2003 have the right to instruct their Insurance Companies how to vote the Shares that are attributable to their variable contracts. You are cordially invited to attend the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the Proposals.

This notice and related proxy material are first being mailed to shareholders of the Funds on or about February 26, 2003. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,

Daniel O. Hirsch,

Secretary

Boston, Massachusetts

February 25, 2003

WHETHER  OR  NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC.  AT 1-866-617-8897.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; “FOR” the approval of an investment sub-advisory agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.; and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly.

You may also call 1-866-617-8897 if you have any questions about the voting process.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

Equity 500 Index Fund

EAFE® Equity Index Fund

Small Cap Index Fund

Two International Place

Boston, Massachusetts 02110-4103

PROXY STATEMENT FOR THE SPECIAL MEETING

OF SHAREHOLDERS

March 31, 2003

This joint proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche Asset Management VIT Funds (the “Trust”) with respect to the above three series (each, a “Fund” and collectively, the “Funds”) of shareholders of the Funds for use at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202 on March 31, 2003 at 10:00 a.m. (Eastern time) and at any adjournments thereof (the “Special Meeting”). This Proxy Statement and accompanying proxy card(s) (“Proxy”) are expected to be mailed to shareholders on or about February 26, 2003.

Shares of one or more of the Funds (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals presented in this Proxy Statement (the “Proposals”). You, as an owner of a variable contract with benefits based on the performance of one or more Funds (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund. See “Background.”

Each of the Funds is comprised of two classes of shares, each with its own expense structure. However, since the Proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class will vote together as a single class on all the Proposals, and each vote, regardless of its class, has equal weight.

The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I:	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Deutsche Asset Management, Inc. (“DeAM, Inc.”)

Proposal II:	To approve an investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for each Fund between DeAM, Inc. and Northern Trust Investments, Inc. (“NTI”).

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

The Contract Owners will instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Funds’ shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxies that are properly executed and returned but that have no voting designation with respect to one or more Proposals will be voted “FOR” such Proposal(s). Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the Record Date (as defined below) will be entitled to notice of and to vote at the Special Meeting. The number of votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed Proxy or Proxies.

Unlike funds that are actively managed, each Fund seeks to provide investment results that replicate, as closely as possible, before expenses, the performance of a target index by holding a statistically selected sample of the securities in the index.

The Equity 500 Index Fund’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”),1 which emphasizes stocks of large US companies, by holding a statistically selected sample of the securities in the S&P 500 Index. It seeks to do so by investing primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index.

The EAFE® Equity Fund’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE® Index (the “EAFE® Index”),2 which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. It seeks to do so by investing primarily in common stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

The Small Cap Index Fund’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the “Russell 2000 Index”),3 which emphasizes stocks of small US companies. It seeks to do so by investing primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index.

[1]	The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of McGraw-Hill, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

[2]	The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the EAFE® Index to track general stock market performance.

3	The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Russell 2000 Index to track general stock market performance.

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VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds’ shares, (c) payment to Georgeson Shareholder Communications, Inc. (“Georgeson”), a proxy solicitation firm, for its services as information agent in connection with the Proxy Statement and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc., the investment advisor for the Funds. Georgeson has been engaged to assist in answering questions shareholders of the Funds may have about the Proposals at an estimated total cost of $7,500. However, the exact cost will depend on the amount and types of services rendered.

The most recent Annual Report of each Fund, containing audited financial statements for the fiscal year ended December 31, 2002, as well as the most recent Semi-Annual Report succeeding the Annual Report of each Fund (each, a “Report”), have previously been furnished to the Funds’ respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust c/o Scudder Investments, 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The Reports are also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted “FOR” the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank Trust”) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal and for any other matter that may properly come before the Special Meeting, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

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In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those Proxies required to be voted “AGAINST” any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before the Special Meeting, prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, one-third of the outstanding shares of the Trust entitled to vote at the Special Meeting, i.e., for purposes of the Proposals, one-third of the outstanding shares of the Funds. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See “Vote Required” for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on January 22, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a Contract Owner with an interest in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such person has an interest. If the information relating to common ownership is not available to the Funds, a Contract Owner with an interest in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

In order that your shares may be represented, you are requested to:

•	indicate your instructions on the Proxy (or Proxies);

•	date and sign the Proxy (or Proxies); and

•	mail the Proxy (or Proxies) promptly in the enclosed envelope.

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Beneficial Ownership of Shares of the Funds

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds’ shares by the only persons known by each Fund to beneficially own more than 5% of the outstanding shares of the Fund. Collectively, the Trustees and executive officers of the Trust own less than 1% of each Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust and Fund Structure.    The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. As indicated earlier, the Trust is comprised of the above three Funds and several other series which are not addressed in this Proxy Statement. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of an investment advisory agreement with the Trust (the “Current Advisory Agreement”). Pursuant to the Current Advisory Agreement, DeAM, Inc. currently manages each Fund in accordance with the Fund’s investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs professional investment managers and securities analysts who provide research services to the Fund. DeAM, Inc. pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and executive employees of each Fund and all Trustees who are affiliated with DeAM, Inc. If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeAM, Inc. will also supervise the provision of sub-advisory services to the Funds by NTI.

Information About the Transaction.    On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) and NTI entered into an agreement whereby Deutsche Bank would sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. Deutsche Bank determined to sell its passive investment business in order to focus on its active investment management. The sale to NTI encompasses all of Scudder Investment’s passive investment business in the Americas, Europe and the Far East. The sale was completed on January 31, 2003 (the “Closing Date”).

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This sale and certain other matters pertaining thereto were completed pursuant to the terms of the Amended and Restated Sale and Purchase Agreement, dated as of the Closing Date, among Deutsche Bank, The Northern Trust Company (solely for purposes of its guarantee of payment and performance of NTI’s obligations under the Amended and Restated Sale and Purchase Agreement and certain other ancillary agreements) and NTI (the “Sale and Purchase Agreement”), a Transition Services and Set-up Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and certain of its affiliates (the “DB Group”) and NTI (the “Transition Services Agreement”), and a Preferred Provider Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and the DB Group and NTI (the “Preferred Provider Agreement”).

The Transition Services Agreement.    Pursuant to the terms of the Transition Services Agreement, Deutsche Bank and NTI agreed, among other things, that, for that period of time beginning on the Closing Date and ending as of the execution of the New Sub-Advisory Agreement, the investment advisory personnel who currently provide services to the Funds under the Current Advisory Agreement, and who became employees of NTI on the Closing Date, will be made available to DeAM, Inc. by NTI in order to assist DeAM, Inc. in fulfilling its management obligations to the Funds pursuant to the Current Advisory Agreement. Upon the execution of the New Sub-Advisory Agreement for a Fund, the terms of the Transition Services Agreement relating to these employees will terminate for that Fund and these individuals will remain employees of NTI and are anticipated to continue to provide services to that Fund under the New Sub-Advisory Agreement.

Preferred Provider Agreement.    Subject to any required approvals of a board of directors or trustees or shareholders, or other applicable legal (other than contractual) or fiduciary obligations of any member of the DB Group, and subject to certain exceptions, for a period of five years from the Closing Date NTI will be the preferred provider for Deutsche Bank and the DB Group over other third party providers for the provision of services similar to, but not limited to, those proposed to be provided to the Funds under the New Advisory Agreement and the New Sub-Advisory Agreement for those registered investment companies advised or sub-advised by DeAM, Inc. or other management companies part of the DB Group. The Preferred Provider Agreement provides that, to the extent consistent with its fiduciary duties and applicable law, the Deutsche Bank entity serving as advisor to a registered investment company will recommend to the board of directors or trustees of such registered investment company that NTI serve as sub-advisor with respect to any global passive equity, enhanced equity and passive fixed income investment management and investment advisory products and services, and similar services provided to such registered investment company.

Sale and Purchase Agreement—Non-compete Provision.    The Sale and Purchase Agreement provides in part that, for five years after the Closing Date, Deutsche Bank will not, and will not permit any person or entity that it controls, including DeAM, Inc., to, directly or indirectly, provide certain investment management services, including the passive index management services provided to the Funds under the Current Advisory Agreement and proposed to be provided by NTI under the New Sub-Advisory Agreement, absent certain exceptions, or solicit the members of the passive index management team who currently provide services to the Funds under the Current Advisory Agreement, and who are now employees of NTI (the “Non-compete Provision”). However, the Sale and Purchase Agreement further provides, in part, that, notwithstanding the Non-compete Provision, DeAM, Inc. may continue to serve as investment advisor for certain funds (including the Funds) for which NTI serves as sub-advisor pursuant to a sub-advisory

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agreement (including the New Sub-Advisory Agreement). Thus, if shareholders approve Proposal II, DeAM, Inc. will continue to serve as investment advisor to the Funds and will supervise the provision of sub-advisory services to the Funds by NTI. DeAM, Inc. has confirmed that the Non-compete Provision does not and would not prevent a Fund from terminating the New Sub-Advisory Agreement with NTI (or terminating a sub-advisory agreement with any future sub-advisor). In such an event, DeAM, Inc. could continue as advisor to that Fund and recommend to the Board of Trustees that the Board consider approval of a sub-advisory agreement with another prospective sub-advisor.

For information about Northern Trust Corporation (“Northern Trust”) the parent company of NTI, and NTI, see “The Proposed Sub-Advisor” under Proposal II.

Other Information.

On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments (“Scudder”). Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. The combined organization is, as of December 31, 2001, the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder funds have been integrated into a single fund complex, the Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management’s clients worldwide.

On July 30, 2002, each Fund elected eleven members of the Board of Trustees of the Trust as part of an overall plan to coordinate and enhance the efficiency of the governance of certain funds managed, advised, subadvised or administered by DeAM. The shareholders of each Fund also approved the Current Advisory Agreement in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization by authorizing it, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied.

First, during the three (3) year period immediately following the transaction, at least 75% of the members of the Board of such investment company must not be “interested persons” of the current or successor advisor within the meaning of the 1940 Act. At least 75% of the current members of the Board of Trustees of the Trust are not “interested persons” of DeAM, Inc. or NTI.

Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in Section 15(f)(1)(B) of the 1940 Act, the term “unfair burden” includes any arrangement during the two (2) year period after the change in control whereby the investment advisor (or predecessor or

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successor advisor), or any “interested person” (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As described above, Deutsche Bank has sold its passive investment management businesses to NTI. While DeAM, Inc. did not assign its Current Advisory Agreement with the Trust to NTI in connection with this sale, it is proposing to delegate extensive responsibilities with respect thereto to NTI as provided for in the New Sub-Advisory Agreement. Accordingly, the Sale and Purchase Agreement provides that Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, including the requirement that no ‘unfair burden’ (as defined in Section 15(f)(1)(B) of the 1940 Act) be imposed on the Funds. Further, pursuant to the Sale and Purchase Agreement, NTI has agreed (a) for a period of three years after the Closing Date, not to recommend or advise the Board of Trustees to change their composition such that less than 75% of the Board of Trustees are not ‘interested persons’ of DeAM, Inc. or NTI and (b) for a period of two years after the Closing Date, not to itself impose upon the Funds an ‘unfair burden’ as a result of the transactions contemplated by the agreement between Deutsche Bank and NTI, or any terms, conditions or understandings applicable thereto, whether express or implied. However, nothing in the Sale and Purchase Agreement requires NTI to accept or receive less than the sub-advisory fee to be paid to NTI by DeAM, Inc. pursuant to the New Sub-Advisory Agreement, or to waive or reimburse any such fees.

Proposal I

APPROVAL OF THE NEW ADVISORY AGREEMENT

The New Advisory Agreement contains identical provisions as, and does not differ from, the Current Advisory Agreement pursuant to which services are provided to the Funds except for the dates of execution, effectiveness and initial term, and except that the New Advisory Agreement would contain a specific provision authorizing DeAM, Inc., subject to approval by shareholders of the applicable Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to non-affiliated sub-advisors, such as NTI. See “The New Advisory Agreement.”

The Advisory Agreements

The Current Advisory Agreement.    DeAM, Inc. currently serves as investment advisor to each of the Funds (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board of Trustees, including a majority of those members of the Board of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Funds or DeAM, Inc. (the “Independent Trustees”) on June 6, 2002 and was approved by the shareholders of the Funds on July 30, 2002.

If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeAM, Inc. will continue to serve as investment advisor to the Trust, on behalf of the Funds, pursuant to the New Advisory Agreement. However, it will delegate many of its

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duties under the New Advisory Agreement to NTI and will supervise the provision of sub-advisory services to the Funds by NTI.

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Fund’s Trustees, including a majority of the Independent Trustees of the Fund, and the Fund’s shareholders.

The New Advisory Agreement.    If approved, the New Advisory Agreement will remain in effect for two years from the date of the New Advisory Agreement (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board of Trustees or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the applicable Fund and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit D. The New Advisory Agreement contains identical provisions as, and does not differ from, the Current Advisory Agreement except for the dates of execution, effectiveness and initial term, and except that the New Advisory Agreement contains a specific provision authorizing DeAM, Inc., subject to approval by shareholders of the applicable Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to non-affiliated sub-advisors, such as NTI. This provision would facilitate the apointment of NTI as sub-advisor to the Funds. In the event of a delegation, DeAM, Inc. will continue to supervise the services provided by NTI (or any future subadvisor(s)) and the delegation will not relieve DeAM, Inc. of any of its obligations under the New Advisory Agreement (including, without limitation, the management of the Funds’ assets in accordance with the New Advisory Agreement).

The investment advisory fee rate proposed to be charged to the Funds under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the applicable Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

For a description of DeAM, Inc. and a discussion of the deliberations of the Board of Trustees in determining to approve the New Advisory Agreement, see Proposal II.

Proposal II

APPROVAL OF THE SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement

It is being proposed that NTI serve as sub-advisor for the Funds pursuant to the terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

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Under the terms of the proposed New Sub-Advisory Agreement, NTI agrees, subject to the supervision and control of DeAM, Inc. and the Board of Trustees, to provide each Fund with investment advice and investment management services concerning the investments of the Fund. NTI will, among other things, (a) determine what securities will be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents; (b) make its officers and employees available to meet with the officers of DeAM, Inc. and the Fund’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions; (c) from time to time as the Board of Trustees or DeAM, Inc. may reasonably request, furnish to DeAM, Inc. and the Trust’s officers and Trustees reports on portfolio transactions and reports on issuers of securities held by the Fund; (d) provide advice and assistance to DeAM, Inc. as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes; (e) maintain all accounts, books and records of the Fund required of an investment advisor of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder, and preserve such records for the periods and in the manner prescribed under the 1940 Act and the rules and regulations thereunder; (f) maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to the New Sub-Advisory Agreement, including all means for the effecting of securities transactions; (g) permit DeAM, Inc., the Trust’s officers and the Trust’s independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice; and (h) vote, pursuant to procedures described to the Board of Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

The investment advisory fee rate charged to the Funds under the Current Advisory Agreement and the proposed New Advisory Agreement is not proposed to be changed. If the New Sub-Advisory Agreement is approved, NTI will be paid a fee for its services under the New Sub-Advisory Agreement by DeAM, Inc. from DeAM, Inc.’s fee as investment advisor to the applicable Fund.

Generally.    If approved, the New Sub-Advisory Agreement will remain in effect for two years from the date of the New Sub-Advisory Agreement (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board of Trustees or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the applicable Fund and (2) the vote of a majority of the Independent Trustees who are not parties to such agreement, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeAM, Inc. or the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or upon 120 days’ written notice by NTI to DeAM, Inc. and the applicable Fund.

If shareholders approve the New Sub-Advisory Agreement, NTI will be paid a fee by DeAM, Inc. for its services rendered to the Fund pursuant to the New Sub-Advisory Agreement from DeAM, Inc.’s advisory fee. The amount payable will be computed daily and paid monthly, and will be equal, initially, on an annualized basis, to a percentage of each Fund’s net assets, as set forth in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. For purposes of this computation, the value of the Fund’s net assets will be computed as required by the

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1940 Act, the method used to compute net assets for purposes of computing DeAM, Inc.’s fee under the Current Advisory Agreement and the New Advisory Agreement, and any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund.

Subsequently, at such time as DeAM, Inc. may determine, the fee to be paid NTI for its services rendered to the Fund pursuant to the New Sub-Advisory Agreement will be based on aggregate assets covered by and the fee rate described in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. This fee (and the fee paid to NTI pursuant to other similar sub-advisory agreements between NTI and DeAM, Inc. or an advisory organization affiliated with DeAM, Inc.) is subject to modification of that amount by the parties to such New Sub-Advisory Agreement, based upon the following considerations: that any fee charged by NTI commencing no earlier than 24 months after the date of the New Sub-Advisory Agreement (a) will be no greater than those which NTI charges to any of its other clients receiving substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management and (b) will be competitive with the aggregate fees customarily charged by leading investment advisors that compete in the particular investment management market for substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management. Any modification of the fee will be further subject to approval by the Board of Trustees.

In no event will the amount of the sub-advisory fee paid to NTI by DeAM, Inc . be in excess of the amount paid by the Fund to DeAM, Inc. The sub-advisory fee rate to be paid to NTI pursuant to the immediately preceding paragraph will not exceed the initial sub-advisory fee rate to be paid to NTI unless the Board of Trustees so approves. In any event, the sub-advisory fee will be paid by DeAM, Inc., and not the Fund.

NTI is obligated to pay expenses associated with providing the services contemplated by the New Sub-Advisory Agreement. The Funds bear certain other expenses including the fees of the Board of Trustees. The Funds also pay any extraordinary expenses incurred. Pursuant to the New Sub-Advisory Agreement, NTI’s fee will be payable solely by DeAM, Inc., from its fee as investment advisor to the applicable Fund. The Funds will have no responsibility for the sub-advisory fees payable to NTI. The services of NTI are not deemed to be exclusive and nothing in the New Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

Under the New Sub-Advisory Agreement, NTI will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of NTI, if such recommendation is made in good faith; provided that nothing therein shall be construed to protect NTI against any liability to DeAM, Inc., the Funds or to their shareholders to which NTI could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of NTI’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. However, DeAM, Inc. will continue to supervise the services provided by NTI (or any future subadvisor(s)) and the delegation will not relieve DeAM, Inc. of any of its obligations under the New Advisory Agreement (including, without limitation, the management of the Funds’ assets in accordance with the New Advisory Agreement).

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Subject to the provisions of the New Sub-Advisory Agreement and absent instructions from DeIM or the Trust, as investment sub-advisor NTI will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers and dealers as it may select. In the selection of brokers or dealers and the placing of orders, NTI will seek for the Fund at all times the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, NTI will consider all factors it deems relevant including, without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

Pursuant to the New Sub-Advisory Agreement, NTI will have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged, and NTI will be authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by DeIM and the Board of Trustees from time to time with respect to the extent and continuation of this practice. NTI will provide such information as DeIM or the Board of Trustees from time to time requests concerning the commissions paid by the Fund and research and other services provided to NTI by brokers executing transactions on behalf of the Fund. Further, under the terms of the New Sub-Advisory Agreement, DeIM will have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with DeIM. NTI will refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of DeIM or the Board of Trustees, as the case may be, is obtained. In addition, NTI will not direct portfolio transactions for the Fund with or through NTI or any broker or dealer that is an ‘affiliated person’ of NTI (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) without the prior written approval of the Board of Trustees and DeIM and then only as permitted under the 1940 Act.

There were no affiliated brokerage transactions for any of the Funds during the Funds’ last fiscal year.

Management of the Funds

The Advisor.    Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund. As investment advisor, DeAM, Inc. currently makes each Fund’s investment decisions. It buys and sells securities for each Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also currently responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. If the New Advisory Agreement and the New Sub-Advisory Agreement are approved, DeAM, Inc. will supervise the provision of sub-advisory services to the Funds by NTI.

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In addition to providing investment advisory services to the Funds, DeAM, Inc. serves as investment advisor to 73 other investment companies. As of September 30, 2002, DeAM, Inc. had approximately $85 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies.

The principal occupations and business address of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. Each officer and trustee of the Trust who is an officer, employee, trustee or shareholder of DeAM, Inc. is also listed in Exhibit H.

The Proposed Sub-Advisor.    NTI is a subsidiary of The Northern Trust Company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same indices as those the Funds seek to replicate.

NTI is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2002, NTI had approximately $126.4 billion of assets under management.

The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust, a bank holding company.

Northern Trust, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2002, administered in various capacities approximately $1.44 trillion of assets, including approximately $293.2 billion of assets under discretionary management. As of such date, Northern Trust and its subsidiaries had approximately $39.7 billion in assets and $24.4 billion in deposits.

See Exhibit I to this Proxy Statement for a list of those investment companies that NTI advises or subadvises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of NTI are set forth in Exhibit J to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at NTI is 50 South LaSalle Street, Chicago, IL 60675.

Administrator, Transfer Agent, Custodian and Distributor.    PFPC Inc. (“PFPC”) serves as administrator and transfer agent and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank Trust”) serves as custodian of each Fund. PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the distributor of each Fund’s shares pursuant to a distribution agreement. It is expected that these services will continue to be provided by the same service providers

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after approval of the New Advisory Agreement and the New Sub-Advisory Agreement. (Exhibit E to this Proxy Statement sets forth the fees paid to Deutsche Bank Trust by the Funds for its services for the most recently completed fiscal year.)

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Recommendation of the Board of Trustees

At a meeting of the Board of Trustees of the Trust held on October 28, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc., Northern Trust and NTI such information as they deemed reasonably necessary to continue DeAM, Inc. as investment advisor to the Funds and to approve NTI as investment sub-advisor to the Funds. Representatives of DeAM, Inc. and NTI made detailed presentations at the meeting with respect to, among other factors, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeAM, Inc. and NTI , respectively. NTI’s presentation also included materials showing and explaining the correlation of the accounts and registered investment companies NTI manages with the same indices used by the Funds.

In determining to approve the New Advisory Agreement and the New Sub-Advisory Agreement and submit them to shareholders for approval, the Board considered a number of factors. The Board particularly considered that approval of the New Sub-Advisory Agreement would permit the Funds to continue to be managed by most of the same investment advisory personnel who currently provide services to the Funds under the Current Advisory Agreement, as these personnel will be employed by NTI after completion of the transaction. The Board considered that the investment objectives and policies of the Funds would not change and that the Funds would be managed using substantially the same investment process as is currently used. The Board also considered that DeAM, Inc. agreed that, effective upon the approval of the New Advisory Agreement and the New Sub-Advisory Agreement by the shareholders, it would maintain the current cap on the expenses of the Funds for a two-year period from the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement.

The Board also considered a number of other factors including, among other things, the nature, scope and quality of services that DeAM, Inc. and NTI would likely provide to the Funds under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively; that the advisory fee rates and other fees paid by the Funds would not change as a result of the implementation of the New Advisory Agreement and the New Sub-Advisory Agreement; the quality and depth of the personnel and organization of NTI and Northern Trust before and after the transaction; the capacities of DeAM, Inc. and NTI to perform their duties under the New Advisory Agreement and

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the New Sub-Advisory Agreement, respectively, and their commitment to continue to provide these services in the future; the financial standings of NTI and Northern Trust; and the experience and expertise of DeAM, Inc. and NTI as investment advisors, both in general, as reflected in their amounts of assets under management and in particular, with respect to NTI, with respect to its experience managing accounts and registered investment companies seeking to replicate the same indices as the Funds. The Board also considered that after the transaction NTI will be among the largest passive index managers in the U.S. In addition, the Board considered that continuing to maintain an advisory relationship with DeAM, Inc. as investment advisor to the Funds will ensure that the activities of NTI will be monitored by an organization with extensive experience in passive index investing, and that the Trust and the Funds could continue to look to DeAM, Inc. in the event that either the Trust or the Funds sought redress for action or inaction by DeAM, Inc. or NTI in violation of their Agreements.

With respect to the New Advisory Agreement, the Board also considered that the terms of the New Advisory Agreement would be identical to the terms of the Current Advisory Agreement (except for the dates of execution, effectiveness and initial term), except that under the New Advisory Agreement DeAM, Inc. would be permitted to delegate some or all of its advisory duties to an unaffiliated sub-advisor. The Board considered that this provision will be necessary if the shareholders determined to approve the New Sub-Advisory Agreement, in order to permit DeAM, Inc. to appropriately delegate some or all of its advisory duties to NTI and that, if the New Advisory Agreement were not approved, the services of most of the personnel at the management team responsible for providing advisory services to the Funds would in the near future no longer be available to the Funds. The Board also considered that, pursuant to the New Advisory Agreement, DeAM, Inc. would supervise the sub-advisory duties of NTI.

Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement and the New Sub-Advisory Agreement are in the best interest of the Funds and their respective shareholders. Based on all of the foregoing, at a meeting on October 28, 2002, the Board of Trustees of the Trust, including the Independent Trustees, voted unanimously to approve the New Advisory Agreement and the New Sub-Advisory Agreement and to recommend them to the shareholders for their approval.

Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommends that the respective shareholders of the Funds vote “FOR” the approval of the New Advisory Agreement as set forth in Proposal I and the New Sub-Advisory Agreement as set forth in this Proposal II.

If the New Advisory Agreement is approved by the shareholders, the agreement would take effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the Funds.

If the New Sub-Advisory Agreement is approved by the shareholders, the agreement would take effect as described above. If the New Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the Funds, including consideration of an alternative sub-advisor.

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VOTE REQUIRED

Approval of Proposal I with respect to a particular Fund’s New Advisory Agreement and Proposal II with respect to a particular Fund’s New Sub-Advisory Agreement each requires the affirmative vote of a “majority” of the outstanding shares of those shares of the Trust entitled to vote on these matters, i.e., in this instance, the Funds. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSALS I AND II.

ANY UNMARKED PROXIES WILL BE SO VOTED.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of each Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any trustee of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT  1-866-617-8897.

16

CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUNDS AND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

By Order of the Board of Trustees,

Daniel O. Hirsch,

Secretary

    February 25, 2003

THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS AND CONTRACT OWNERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR   NOT   YOU   PLAN   TO   ATTEND,   YOU   ARE   URGED   TO   COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

17

EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE

Fund	Number of Shares Outstanding
Equity 500 Index Fund—Class A	43,033,144.110
Equity 500 Index Fund—Class B	340,010.369
EAFE® Equity Index Fund—Class A	8,453,952.650
EAFE® Equity Index Fund—Class B	36,506.108
Small Cap Index Fund—Class A	16,949,357.313
Small Cap Index Fund—Class B	275,362.323

A-1

EXHIBIT B

5% SHAREHOLDERS

Equity 500 Index Fund—Class A:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Lincoln National Life Variable Annuity Account C 1300 South Clinton St. 6H02 Fort Wayne, IN 46802-3506	22,708,204.858	52.769%

Lincoln Life Separate Acct 27 MF Accounting 1300 South Clinton St. Fort Wayne, IN 46802-3506	8,592,702.454	19.968%

Equity 500 Index Fund—Class B:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	265,919.836	78.210%

National Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	72,810.807	21.414%

EAFE® Equity Index Fund—Class A:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Travelers Fund BD III for Variable Annuities (TIC) One Tower Square Hartford, CT 06183-0001	1,044,936.656	12.360%

Lincoln Life Flexible Premium Variable Life Account Lincoln National Life Insurance Co. 1300 South Clinton St. Fort Wayne, IN 46802-3506	1,011,266.353	11.962%

Travelers Fund BD IV for Variable Annuities (TLAC) One Tower Square Hartford, CT 06183	776,670.859	9.187%

Great West Life & Annuity Ins. Co. 8515 E. Orchard Rd. 2T2 Englewood, CO 80111-5307	575,671.269	6.809%

Phoenix Home Life Variable Insurance Co. 101 Munson St. Greenfield, MA 01301-9659	719,460.188	8.51%

Allmerica Financial Life Insurance & Annuity Company Attn: Separate Accounts Mail Stop S-310 440 Lincoln Street Worcester, MA 01653	549,706.162	6.502%

CM Life Insurance Co. 1295 State Street Springfield, MA 01111-0001	549,787.019	6.502%

Phoenix Home Life Insurance Co. 101 Munson St. Greenfield, MA 01301-9659	548,122.166	6.484%

EAFE® Equity Index Fund—Class B:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	29,517.724	80.857%

National Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	5,616.156	15.384%

Small Cap Index Fund—Class A:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Lincoln National Life Variable Annuity Account C 1300 South Clinton Street 6H02 Fort Wayne, IN 46802-3506	5,399,852.613	31.859%

CM Life Insurance Co. 1295 State Street Springfield, MA 01111-0001	2,038,924.512	12.030%

Connecticut General Life Insurance Separate Account FE 900 Cottage Grove Road Hartford, CT 06152-0001	1,460,325.438	8.616%

Allmerica Financial Life Insurance & Annuity Co. Attn Separate Accounts Mail Stop S-310 440 Lincoln Street Worcester, MA 01653	946,077.452	5.582%

Travelers Fund BD IV for Variable Annuities (TLAC) One Tower Square Hartford, CT 06183	1,096,319.892	6.468%

Great West Life & Annuity Ins. Co. 8515 E. Orchard Road 2T2 Englewood, CO 80111-5037	997,538.362	5.886%

Travelers Fund BD III for Variable Annuities (TIC) One Tower Square Hartford, CT 06183-0001	1,051,312.861	6.203%

Small Cap Index Fund—Class B:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Jefferson Pilot Financial Ins. Co. JFP Separate Account A One Granite Place Mail Code 1S 03 Concord, NH 03301	18,652,307.753	86.496%

Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	21,186.406	7.694%

EXHIBIT C

Fund (Fiscal Year)	Date of Current Advisory Agreement	Date Last Approved by the Fund’s
		Trustees	Shareholders*
Equity 500 Index Fund (12/31)	7/30/02	6/6/02	7/30/02
EAFE® Equity Index Fund (12/31)	7/30/02	6/6/02	7/30/02
Small Cap Index Fund (12/31)	7/30/02	6/6/02	7/30/02

*	The Current Advisory Agreement was last approved by the shareholders in order to provide DeAm, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization after Deutsche Bank acquired Scudder.

C-1

EXHIBIT D

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the      day of             , 200   by and between DEUTSCHE ASSET MANAGEMENT VIT FUNDS, a New York trust (the “Trust”), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Exhibit A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Exhibit A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as “a Series”, and collectively as “the Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.    Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a)  The Trust’s Declaration of Trust, filed with the State of New York on [March 27, 1993], and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)  Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(c)  Each Series’ Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (the “1940 Act”) (File No. 811-7774) as filed with the Securities and Exchange Commission (“SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(d)  Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.    Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a)  supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)  formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)  provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e)  determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f)  take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.    Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940

Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.    Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.    Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b)  the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c)  the provisions of the Declaration of Trust;

(d)  any other applicable provisions of state and federal law.

7.    Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a)  The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b)  The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.    Delegation of Advisory Services.    With respect to any or all Series listed in Schedule A to this Agreement, and subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and, where required, by the shareholders of the Series, the Advisor may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of its duties enumerated in section 1 hereof and (2) delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the Advisor’s duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity; provided, that with respect to the delegations, the Advisor shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder (including without limitation the management of the Series’ assets in accordance with this Agreement).

9.    Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Exhibit A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the

Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.    Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.    Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.    Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term ”assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.    Limitation of Liability of the Advisor; Indemnification.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.    Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust, One South Street, Baltimore, Maryland 21202, if to the Advisor, 280 Park Avenue, New York, New York 10017.

15.    Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.    Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.    Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.    Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.    Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]	DEUTSCHE ASSET MANAGEMENT VIT FUNDS

Attest:	By:

Name:	Name:

Title:

[SEAL]	DEUTSCHE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:

EXHIBIT A

TO INVESTMENT ADVISORY AGREEMENT  MADE AS OF

BETWEEN

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

AND

DEUTSCHE ASSET MANAGEMENT, INC.

1. Series	2. Investment Advisory Fee
Equity 500 Index Fund—Class A	0.20%
Equity 500 Index Fund—Class B	0.20%
EAFE® Equity Index Fund—Class A	0.45%
EAFE® Equity Index Fund—Class B	0.45%
Small Cap Index Fund—Class A	0.35%
Small Cap Index Fund—Class B	0.35%

EXHIBIT E

ADVISORY FEES

DeAM, Inc. is paid a fee for its services under the Current Advisory Agreement, calculated daily and paid monthly, equal, on an annual basis, to the following:

Fund	Advisory Agreement Fee
Equity 500 Index Fund	0.20%
EAFE Equity Index Fund	0.45%
Small Cap Index Fund	0.35%

For its investment advisory services, DeAM, Inc. was paid the following amounts by the Funds for the fiscal year ended December 31, 2002.

Fund	Fee	Waiver and/or Reimbursement*
Equity 500 Index Fund	$833,823	$87,630
EAFE Equity Index Fund	$402,337	$240,640
Small Cap Index Fund	$546,060	$252,303

*	DeAM, Inc. has voluntarily agreed to waive some of its fees and/or reimburse some expenses. These waivers and reimbursements may be discontinued at any time.

CUSTODIAN FEES

For its custodian services, Deutsche Bank Trust was paid the following amounts by the Funds for the fiscal year ended December 31, 2002.

Fund	Fee
Equity 500 Index Fund	$81,940
EAFE Equity Index Fund	$142,500
Small Cap Index Fund	$80,000

E-1

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the          day of                 , 200   by and among                             , a Delaware corporation (the ‘Investment Adviser’), and Northern Trust Investments, Inc., an Illinois trust company (the ‘Subadviser’).

WHEREAS,                              (the ‘Trust’) is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the ‘1940 Act’), and                              (the ‘Fund’) is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the ‘Advisers Act’);

WHEREAS, the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement, dated                 , 2003 with the Investment Adviser (the ‘Advisory Agreement’) pursuant to which the Investment Adviser has agreed to provide certain management services to the Fund;

WHEREAS, pursuant to the provisions of the Advisory Agreement, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.    Investment Advisory and Management Services.    Subject to and in accordance with the provisions hereof, the Investment Adviser hereby appoints the Subadviser to serve as sub-investment adviser to perform the various investment advisory and other services for the Fund set forth herein and, subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Investment Adviser pursuant to the Advisory Agreement to the extent necessary to enable the Subadviser to perform its obligations under this Agreement, and the Subadviser hereby accepts such appointment.

Subject to the supervision and control of the Investment Adviser and the Board of Trustees, the Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund. The Subadviser will determine what securities shall be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents, subject at all times to: (i) the provisions of the Trust’s Declaration of

Trust and By-laws, (ii) the requirements of the 1940 Act, and the rules and regulations thereunder, (iii) the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the provisions of the Internal Revenue Code of 1986, as amended (the ‘Code’) applicable to regulated investment companies), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and Statement of Additional Information, and (iv) any other investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Subadviser shall, on the Subadviser’s own initiative, and as reasonably requested by the Investment Adviser, for itself and on behalf of the Fund, furnish to the Investment Adviser from time to time whatever information the Investment Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request. In addition, the Subadviser shall provide advice and assistance to the Investment Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s current Prospectus or Statement of Additional Information.

The Subadviser shall maintain all accounts, books and records as required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by under the 1940 Act and the rules and regulations thereunder. The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions. The Subadviser agrees that all such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Subadviser shall permit the Investment Adviser, the Fund’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Adviser, shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Investment Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

Subject to and in accordance with the provisions hereof and any direction of the Board of Trustees, the Subadviser shall vote, pursuant to procedures set forth and described to the Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

2. (a)    Expenses.    The Subadviser will bear its own costs of performing its obligations under this Agreement, including, but not limited to, the following: all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund.

The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund’s legal, auditing and accounting expenses; expenses of maintenance of the Fund’s books and records other than those required to be maintained by the Subadviser, including computation of the Fund’s daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodians, transfer agents, registrars or other agents; expenses of preparing the Fund’s share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for costs associated with reprints of or supplements to such documents necessitated solely by actions of the Subadviser, including, without limitation, a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for costs associated with any shareholder meeting, proxy solicitation or proxy statement or information statement, in each case, to the extent necessitated by actions or events involving the Subadviser, including, without limitation, a change of control of the Subadviser); traveling expenses of officers, Trustees and employees of the Trust or Fund; fees of the Trust’s Trustees and salaries of any officers or employees of the Trust or Fund; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and Trustees.

(b)    Compensation of Subadviser.    (i) Until such time as the Subadviser is paid pursuant to Section 2(b)(ii) of this Agreement, and during the period when this Agreement is in effect, as compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual subadvisory fee, paid monthly in arrears, as set forth on Schedule A to this Agreement. With respect to such subadvisory fee, the Fund shall be the following ‘Investment Type,’ as set forth on Schedule A:                                        .

For purposes of determining the applicable fees under this Section 2(b)(i), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to the average daily net assets of the Fund.

For purposes of this Section 2(b)(i), the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined. The Investment Adviser represents to the Subadviser that, so long as the subadvisory fee is determined in accordance with this Section 2(b), the same computation of net asset value shall be used in connection with determining the investment advisory fee of the Investment Adviser, and the Investment Adviser shall promptly notify the Subadviser in writing if the two computations of net asset value ever differ from each other.

(ii)    (A) Notwithstanding anything to the contrary thereto in Section 2(b)(i), at such time as the Adviser determines, as compensation for all investment advisory and management services to be rendered hereunder during the period of time beginning as of the day and year first written above and ending twenty-four (24) months thereafter (such period being the ‘Initial Period of the Agreement’), the Adviser shall pay the Subadviser the annual subadvisory fee set forth on Schedule A to this Agreement. The subadvisory fee will be paid monthly in arrears. With respect to such fees, the Fund shall have the same ‘Investment Type’ as utilized in Section 2(b)(i) above.

For purposes of determining the applicable fees under this Section 2(b)(ii)(A), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to assets under management being calculated by aggregating the assets of the same Investment Type as the Fund for which the Subadviser provides investment management services to the ‘DB Group’ or the ‘Preferred Clients,’ each as defined below, pursuant to a subadvisory agreement substantially similar to this Agreement across all vehicles, structures, funds, etc. (including, without limitation, mutual funds, commingled funds and separately managed accounts) within the same Investment Type as the Fund.

(B) Following the Initial Period of the Agreement, the investment management fees paid by the Adviser to the Subadviser hereunder shall be, in the aggregate, (i) no greater than those which the Subadviser charges to any of its other clients for ‘Substantially Similar Mandates’ with ‘Substantially Similar Levels of Assets under Management,’ each as defined below, and (ii) competitive with the aggregate investment management fees customarily charged by leading investment advisers that compete in the particular investment management market for Substantially Similar Mandates with Substantially Similar Levels of Asset Under Management. Such fees shall be adjusted, beginning as of the first day following the Initial Period of the Agreement and thereafter as of each January 1, so as to comply with the immediately preceding sentence.

‘Substantially Similar Mandate’ means a mandate to provide to another client of a person or entity (other than an affiliate of such person or entity) investment management services that are substantially similar (including, for purposes of this definition, on the basis of index, particular category of client, type of investment vehicle, type and level of service, degree of customization and domicile) to, and with substantially similar service levels and performance objectives as, the investment advisory and management services provided hereunder.

The investment advisory and management services provided hereunder to the Fund shall have a ‘Substantially Similar Level of Assets Under Management’ as a mandate for another client of a person or entity (other than an affiliate of such person or entity) if either (a) the then aggregate Fair Market Value of assets of the Fund is substantially similar to or greater than the then aggregate Fair Market Value of assets under such mandate of such other client or (b) the then aggregate Fair Market Value of assets under all mandates for the Subadviser to provide passive equity, passive fixed income and enhanced equity investment management services for all Preferred Clients, is substantially similar to or greater than the then aggregate Fair Market Value of assets for all mandates for passive equity, passive fixed income and enhanced equity investment management services provided to such other client (other than the Preferred Clients) of such person or entity and such client’s affiliates. ‘Fair Market Value’ as used herein means the fair market value based on industry standards reasonably acceptable to the parties hereunder.

‘Preferred Client’ means (a) any person or entity that is a member of the ‘DB Group,’ i.e., Deutsche Bank AG and its affiliates, or a client of any member of the DB Group, for which the Subadviser begins to provide passive equity, passive fixed income or enhanced equity investment management services after January 31, 2003 and (b) any person who receives passive equity, passive fixed income or enhanced equity investment management services from the Subadviser pursuant to a subadvisory agreement substantially similar to this Agreement and to which a member of the DB Group is a party; provided that ‘Preferred Client’ shall not include a client of the DB Group (except a person or entity to the extent a party to, or otherwise covered by, a subadvisory agreement of the type described in clause (b)) whose annualized revenues are included in the purchase price paid by the Subadviser to Deutsche Bank AG in accordance with the Amended and Restated Sale and Purchase Agreement dated as of January 31, 2003.

(iii) The Fund shall have no responsibility to pay any investment management fee to the Subadviser pursuant to this Agreement, and the Subadviser’s fee shall be payable solely by the Investment Adviser from its fee as investment adviser. For any period less than a full fiscal month during which the payment of the annual fee to the Subadviser pursuant to this Section 2(b) is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal month.

3.    Obligations of the Investment Adviser.

(a) The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

(b) The Investment Adviser has furnished the Subadviser copies of the Fund’s Prospectus and Statement of Additional Information, provisions of the Trust’s Declaration of Trust and bylaws that are relevant to the services contemplated by this Agreement, and all investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser has from time to time established that are applicable to the Fund, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

4.    Brokerage Transactions.    Subject to the provisions of this Section 4 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, the Subadviser shall consider all factors its deems relevant, including without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The Subadviser shall provide such information as the Investment Adviser or the Trustees shall from time to time request concerning the commissions paid by the Fund and research and other services provided to the Subadviser by brokers executing transactions on behalf of the Fund.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Subadviser agrees that the Investment Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Adviser or the Board of Trustees, as the case may be, is so obtained. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund with or through the Subadviser or any broker or dealer that is an ‘affiliated person’ of the Subadviser (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Board of Trustees and the Investment Adviser and then only as permitted under the 1940 Act.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Board of Trustees and the Investment Adviser.

The Subadviser will advise the Fund’s custodian on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

5.    Standard of Care and Liability of Subadviser.    The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of: (a) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or Statement of Additional Information or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) the Subadviser’s causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

6.    Term and Termination.    This Agreement shall remain in force until two (2) years from the day and year first written above, and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be ‘specifically approved at least annually’ shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days’ written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser. This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. The Investment Adviser agrees that it shall promptly notify the Subadviser in writing upon the termination of the Advisory Agreement In addition, the Investment Adviser shall have the right to terminate this Agreement upon immediate written notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust and the Fund to such entity as the Trust may designate as a successor subadviser, or to the Investment Adviser. The provisions of Sections 5, 13, 14, 15, 16, 18 and 19 shall survive termination of this Agreement. In addition, the obligation to pay to the Subadviser any compensation earned by the Subadviser under this Agreement but not paid as of the termination of this Agreement shall survive termination of this Agreement.

7.    Interpretation of Terms; Captions.    In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act and the rules and regulations thereunder (including specifically the definitions of ‘interested person,’ ‘affiliated person,’ ‘assignment,’ ‘control’ and ‘vote of a majority of the outstanding voting securities’), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

8.    Registration Statement, Prospectus and Statement of Additional Information Concerning Subadviser; Compliance Procedures and Information.    The Subadviser has reviewed the most recent amendment to the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act (File Nos.             ; 811-            ) and the current Prospectus and Statement of Additional Information relating to the Fund, and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, Prospectus and Statement of Additional Information contain, on and after the effective date thereof, no untrue statement of any material fact and do not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser shall promptly provide such information as is necessary to enable the Trust to prepare and update the Trust’s Registration Statement (and any supplement thereto) and the Fund’s financial statements, and shall notify the Trust promptly in the event any information contained therein relating to the Subadviser or the Subadviser’s management of the Fund becomes inaccurate or incomplete under applicable law. The Subadviser understands that the Trust and the Investment Adviser will rely on such information in the preparation of the Trust’s Registration Statement and the Fund’s financial statements, and hereby covenants that any such information approved by the Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

The Subadviser and Investment Adviser each shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the governing documents of the Fund and other written policies, guidelines and instructions; and any other applicable provisions of state, federal or foreign law. The Subadviser shall provide to the Investment Adviser and/or the Trustees such information as it or they may reasonably request in order to review the adequacy of the Subadviser’s compliance procedures. The Investment Adviser shall provide to the Subadviser such information as the Subadviser may reasonably request in order to review the adequacy of the compliance procedures of the Investment Adviser.

The Subadviser and Investment Adviser each shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms existing from time to time. The Subadviser and Investment Adviser each agree to report to the other party hereto any material violations of the Code of Ethics affecting the Fund of which its senior management becomes aware. The Subadviser shall promptly notify the Investment Adviser and the Trustees upon the adoption of any material change to its Code of Ethics and provide copies thereof to the Investment Adviser and the Trustees so that the Trustees, including a majority of the Trustees who are not interested persons of the Fund, may consider approval of such change promptly after its adoption by the Subadviser. The Subadviser shall also provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code of Ethics. The Investment Adviser shall provide the Subadviser with a copy of any amendment to its Code of Ethics if such amendment concerns providing investment advisory services to the Fund.

9.    Insurance.    The Subadviser and Investment Adviser each shall maintain for the duration hereof, with an insurer acceptable to the other party hereto, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts reasonably acceptable to the other party hereto.

10.    Representations of the Investment Adviser.    The Investment Adviser represents, warrants and agrees that:

(i) the Investment Adviser is a corporation duly incorporated under the laws of Delaware;

(ii) the Investment Adviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the Investment Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the Advisory Contract;

(iv)  the execution, delivery and performance of this Agreement are within the Investment Adviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Investment Adviser;

(v)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi)  this agreement constitutes a legal, valid and binding obligation enforceable against the Investment Adviser.

The Investment Adviser agrees to notify the Subadviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

11.    Representations of the Subadviser.    The Subadviser represents, warrants and agrees that:

(i)  the Subadviser is a trust company established pursuant to the laws of Illinois;

(ii)  the Subadviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the execution, delivery and performance of this Agreement are within the Subadviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser;

(iv)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v)  this agreement constitutes a legal, valid and binding obligation enforceable against the Subadviser.

The Subadviser agrees to notify the Investment Adviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

12. a.    Certain Covenants of the Subadviser.    The Subadviser will promptly notify the Trust and Investment Adviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i)  the occurrence of any event which could disqualify the Subadviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)  any change in the Subadviser’s overall business activities that may have a material adverse affect on the Subadviser’s ability to perform under its obligations under this Agreement;

(iii)  any event that would constitute a change in control of the Subadviser or an assignment by the Subadviser of this Agreement;

(iv)  any change in the portfolio manager of the Fund; and

(v)  except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

b.    Certain Covenants of the Investment Adviser.    The Investment Adviser will promptly notify the Subadviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations to the Fund, including without limitation:

(i)  the occurrence of any event which could disqualify the Investment Adviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)  any change in the overall business activities of the Investment Adviser that may have a material adverse affect on its ability to perform investment advisory services to the Fund;

(iii)  any event that would constitute a change in control of the Investment Adviser or an assignment of the Advisory Agreement; and

(iv)  except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

13.    Regulation.    Except to the extent prohibited by applicable law or order, the Subadviser agrees that it will immediately forward, upon receipt, to the Investment Adviser, for itself and as agent for the Fund, any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund including routine regulatory examinations or inspections. Similarly, except to the extent prohibited by applicable law or order, the Investment Adviser agrees that it will immediately forward, upon receipt, to the Subadviser nay correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund, including routine regulatory examinations or inspections. Subject to Section 18 hereof, the Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations, and shall cooperate with the Trust and the Investment Adviser in responding to requests or investigations of such regulatory or administrative bodies or any internal investigation conducted by the Trust or the Investment Adviser.

14.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the choice of law principles thereof, except to the extent the laws of the State of Maryland are in conflict with U.S. federal law, in which event U.S. federal law will control.

15.    Entire Agreement; Amendments.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

16.    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.    Use of Name.    The Subadviser will not use the name of the Investment Adviser, the Trust or the Fund in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Investment Adviser. Similarly, the Investment Adviser agrees that it will not use the name of the Subadviser in any advertisement, sales literature or other communication to the public except in accordance with such polices and procedures as shall be mutually agreed to in writing by the Investment Adviser and the Subadviser.

18.    Confidentiality.    Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Securities and Exchange Commission, other regulatory body with applicable jurisdiction, or the Fund’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

19.    Notices.    Any notice under this Agreement shall be delivered, mailed or faxed to the addresses or fax numbers set forth below, as the case may be, or such other address or number as any party may specify in writing to the others:

If to the Investment Adviser:

Name: Deutsche Investment Management Americas Inc.

Address:

Attn: President

Tel:

Fax:

If to the Subadviser:

Name: Northern Trust Investments, Inc.

Address: 50 South LaSalle Street, Chicago, Illinois 60675

Attn: Donald R. Pollak, Senior Vice President

Tel: (312) 444-7795

Fax: (312) 444-4866

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed. If faxed, notices shall be deemed given on the next business day after confirmed transmission to the correct fax number.

20.    Execution in Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[INVESTMENT ADVISER]

By:

Its:

NORTHERN TRUST INVESTMENTS, INC.

By:

Its:

SCHEDULE A

FEES

	Investment Type	Fee Tier Structure by Assets under Management	Applicable Fee
1.	S&P 500	On the first $2 billion	1.5 bps
		On the next $2 billion	1 bps
		Over $4 billion	0.5 bps
2.	US Bond	On the first $100 million	4 bps
		On the next $400 million	2 bps
		Over $500 million	1 bps
3.	EAFE	On the first $100 million	9 bps
		On the next $400 million	6.75 bps
		Over $500 million	3 bps
4.	Small Cap	On the first $100 million	8 bps
		On the next $400 million	4 bps
		Over $500 million	2 bps
5.	Enhanced Domestic Equity	On the first $200 million	20 bps
		On the next $300 million	15 bps
		Over $500 million	12 bps

EXHIBIT G

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DeAM, INC.

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees

Equity 500 Index Portfolio		0.05%	(1)
Equity 500 Index Investment	$351,927,083.91	—	(1)
Equity 500 Index Premier	$1,143,291,263.70	—	(1)
Homestead Stock Index Fund	$18,292,504.96	—	(1)
Scudder S&P 500 Index Fund Class AARP	$298,309,980.71	—	(1)
Scudder S&P 500 Index Fund Class S	$365,202,418.82	—	(1)

Scudder S&P 500 Stock Fund	$64,597,543.57	0.33%	(2)

Scudder Select 500	$44,948,385.30	0.50%	(3)

DeAM VIT Equity 500 Index	$554,196,491.56	0.20%

EAFE Equity Index Portfolio		0.25%	(4)
EAFE Equity Index Premier	$124,935,855.01	—	(4)

DeAM VIT EAFE Equity Index	$71,523,796.45	0.45%

Small Cap Index Fund	$132,804,793.26	0.65%

The Small Cap Fund, Inc.	$89,760,492.94	1.00%

Scudder Small Cap Fund	$204,366,724.45	0.52%

DeAM VIT Small Cap Index Fund	$554,196,491.56	0.35%

(1)	The Equity 500 Index Portfolio is the master portfolio. Equity 500 Index Investment, Equity 500 Index Premier, Federated Large Cap Index Fund, Homestead Stock Index Fund, and Scudder S&P 500 Index Fund (Class AARP and Class S) are the feeder funds to the Equity 500 Index Portfolio. The advisory fee is paid by the master portfolio under the investment advisory agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

(2)	Advisory fees are subject to the following breakpoints: 0.33% on the first $100,000,000 in assets, 0.29% on the next $100,000,000 in assets and 0.27% on assets in excess of $200,000,000.

(3)	Advisory fees are subject to the following breakpoints: 0.50% on the first $500,000,000 in assets, 0.475% on the next $500,000,000 in assets and 0.45% on assets in excess of $1,000,000,000.

(4)	The EAFE Equity Index Portfolio is the master portfolio. EAFE Equity Index Premier is the only feeder fund to the EAFE Equity Index Portfolio. The advisory fee is paid by the master portfolio under the investment advisory agreement and allocated to the feeder fund.

G-1

Funds with similar investment objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees

EQ Advisors Trust -	$76,612,826.72	0.05%
EQ Small Company Index Portfolio
EQ Advisors Trust -	$66,049,910.30	0.15%
EQ International Equity Index Portfolio
Fidelity Commonwealth Trust -	$6,303,428,060.79	Note A
Spartan 500 Index Fund
Variable Insurance Products Fund II -	$2,346,505,892.74	0.006%
Index 500 Portfolio
Fidelity Concord Street Trust -	$11,840,100,825.80	0.006%
Spartan U.S. Equity Index Fund
Fidelity Concord Street Trust -	$240,231,581.96	Note B
Spartan International Index Fund
MML Equity Index Fund	$274,975,106.73	Note C
MassMutual Indexed Equity Fund	$753,462,488.04	Note D
Scudder Variable Series -	$214,049,400.50	Note E
SVS Index 500 Portfolio
Scudder Investors Trust -	$64,597,543.57	Note F
USAA S&P Index Fund	$1,537,638,384.42	Note G

Note A)

DeAM, Inc. is paid a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the fund (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

Note B)

DeAM, Inc. is paid a monthly fee computed at an annual rate of 0.065% (6.5 basis points). In addition, there is a monthly fee equal to $35 for each securities transaction executed on behalf of the fund during such month, provided that such transaction fee shall not exceed in the aggregate $200,000 per year.

Note C)	An annual rate of 0.01% on the first $1 billion of Aggregate Assets (as defined in the advisory agreement); and 0.0075% on Aggregate Assets in excess of $1 billion.

Note D)	An annual rate of 0.01% on the first $1 billion of Aggregate Assets (as defined in the advisory agreement); and 0.0075% on Aggregate Assets in excess of $1 billion.

Note E)

A monthly fee based on a percentage of average daily net assets of the series calculated according to the following annualized fee schedule: On the first $200 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $550 million; then 0.01 of 1% on the balance over $750 million. Minimum annual fee: $100,000. The minimum annual fee is not applicable for the first year of the Sub-Advisory Agreement.

Note F)

A monthly fee based on a percentage of average daily net assets of the Series calculated according to the following annualized fee schedule: On the first $100 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $100 million; then 0.01 of 1% on the balance over $200 million. Minimum annual fee: $50,000 in the first year; $75,000 in the second year; and $100,000 thereafter.

Note G)

Annual rate of 0.02 of 1% per annum for average net assets up to $2.5 billion; 0.01 of 1% per annum for the next $1.5 billion average net assets; and 0.005 of 1% per annum of the amount by which the average daily net assets of the USAA S&P Index Fund exceed $4 billion.

G-2

EXHIBIT H

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND PRINCIPAL

EXECUTIVE OFFICER OF DeAM, INC.

The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017, except for William Butterly and John Kim whose business address is 345 Park Avenue, New York, NY 10154.

Name	Principal Occupation
Stephen R. Burke	Director

Lori Callahan	Director and President

Deborah Flickinger	Director

William N. Shiebler	Director

Gwyn Thomas	Director and Treasurer

David Baldt	Executive Vice President

Gary Bartlett	Executive Vice President

William G. Butterly, III	Executive Vice President, Secretary, General Counsel, and Chief Legal Officer

Richard Hale	Vice President

Daniel O. Hirsch	Vice President

Amy Olmert	Chief Compliance Officer

Joseph Rice	Assistant Treasurer

John Kim	Assistant Secretary

H-1

EXHIBIT I

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY NTI

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
Northern Small Cap Index Fund	$232,564,558.87	0.60	%(1)
Northern Stock Index Fund	$329,356,336.55	0.50	%(2)
Northern Institutional International Equity	$67,469,124.99	0.35	%(3)
Index Portfolio
Northern Institutional Small Company	$160,297,980.74	0.30	%(4)
Index Portfolio
Northern Institutional Equity Index	$576,714,451.44	0.20	%(5)
Portfolio
UMB Scout Equity Index Fund	$36,857,938.00	0.08	%(6)
AB Funds Trust Equity Index Fund	$280,042,327.00	0.04	%(7)

(1)	0.50% after fee waivers.
(2)	0.40% after fee waivers.
(3)	0.25% after fee waivers.
(4)	0.20% after fee waivers.
(5)	0.10% after fee waivers.
(6)	$40,000 annual minimum subadvisory fee.
(7)	Subadvisory fees are subject to the following breakpoints: 0.04% on the first $100 million of assets, 0.02% on the next $250 million of assets, 0.01% on the next $400 million of assets and 0.005% on assets in excess of $750 million. NTI also receives a separate fee from the fund for monitoring and equitizing cash balances at the rate of 0.12% on the first $50 million, 0.06% on the next $250 million and 0.02% on the aggregated daily notional value of future contracts with the fund.

I-1

EXHIBIT J

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND

PRINCIPAL EXECUTIVE OFFICER OF NTI

Set forth below is information concerning the principal executive officer and each director of Northern Trust Investments, Inc. The business address of each such person is 50 South LaSalle Street, Chicago, IL 60675.

Name and Position With Northern Trust Investments, Inc.	Principal Occupation

Stephen B. Timbers Chairman, President and Chief Executive Officer	President, Northern Trust Global Investments, and Executive Vice President, Northern Trust Corporation and The Northern Trust Company

Judy M. Bednar Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Carl J. Domino Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Orie Leslie Dudley, Jr. Director and Executive Vice President	Executive Vice President and Chief Investment Officer, Northern Trust Corporation and The Northern Trust Company

Perry R. Pero Director	Vice Chairman and Chief Financial Officer, Northern Trust Corporation and The Northern Trust Company

Stephen N. Potter Director and Senior Vice President	Senior Vice President The Northern Trust Company

Alan W. Robertson Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Kevin J. Rochford Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Peter L. Rossiter Director	President — Corporate and Institutional Services Northern Trust Corporation and The Northern Trust Company

Terence J. Toth Director and Executive Vice President	Executive Vice President The Northern Trust Company

Frederick H. Waddell Director	Executive Vice President The Northern Trust Company

Lloyd A. Wennlund Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

J-1

For more information please call your Fund’s information agent, Georgeson

Shareholder Communications, Inc., at 1-866-617-8897.

VIT Funds

Deutsche Asset Management VIT Funds

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

March 31, 2003 at 10:00 A.M. Eastern Time

FUND NAME PRINTS HERE

The undersigned hereby appoints Daniel O. Hirsch and Lisa Hertz, and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on all matters set forth on the Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated , 2003

Signature(s) of Shareholer(s)(Sign in the box)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

VOTING INSTRUCTION CARD

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

This Voting Instruction Card is solicited by the above-referenced insurance company (the “Company”) for its contractholders and contract participants who hold accumulation unit values in the Separate Account of the Company that invests in the above named fund (the “Fund”) of Deutsche Asset Management VIT Funds and who are entitled to instruct the company on how to vote shares held by the Separate Account.

The undersigned contractholder or participant instructs the Company to vote, at  the Special Meeting of Shareholders of the Fund scheduled for March 31, 2003 at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting and Proxy Statement.

If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from participants and contractholders in the Separate Account.

PLEASE SIGN, DATE AND RETUN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2003

Signature(s) of Contractholder(s)(Sign in the box)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Fund’s Board. The Board of each Fund recommends that shareholders vote FOR all Proposals.

PROPOSAL I:	To approve a new advisory agreement between the Fund and Deutsche Asset Management, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL II:	To approve a new sub-advisory agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting. Receipt of the Notice and the Joint Proxy Statement

(the “Proxy Statement”) is hereby acknowledged.

PLEASE SIGN ON REVERSE SIDE